As filed with the Securities and Exchange Commission on March 5, 2004.

Registration No. 333-_______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	34-4297750 (I.R.S. Employer Identification No.)

701 Lima Avenue, Findlay, Ohio 45840
(Address of Principal Executive Offices Including Zip Code)

PRE-TAX SAVINGS PLAN AT THE AUBURN PLANT
PRE-TAX SAVINGS PLAN (BOWLING GREEN-HOSE)
PRE-TAX SAVINGS PLAN (BOWLING GREEN-SEALING)
PRE-TAX SAVINGS PLAN (CLARKSDALE)
PRE-TAX SAVINGS PLAN AT THE EL DORADO PLANT
PRE-TAX SAVINGS PLAN AT THE FINDLAY PLANT
TEXARKANA PRE-TAX SAVINGS PLAN
(Full Title of the Plan)

James E. Kline, Esq.
Vice President, General Counsel and Secretary
Cooper Tire & Rubber Company
701 Lima Avenue
Findlay, Ohio 45840
(419) 423-1321
(Name, Address and Telephone Number of Agent For Service)

CALCULATION OF REGISTRATION FEE

Title of		Proposed Maxi-	Proposed Maxi-	Amount of
Securities to	Amount to be	mum Offering	mum Aggregate	Registration
be Registered	Registered (1)(2)	Price Per Share (3)	Offering Price (3)	Fee

Common Stock, $1 par value per share (4)	2,040,000	$19.98	$40,759,200	$5,164.19

(1)	Represents maximum number of shares of common stock of Cooper Tire & Rubber Company, $1 par value per share (“Common Stock”), issuable pursuant to the Pre-Tax Savings Plan at the Auburn Plant, Pre-Tax Savings Plan (Bowling Green-Hose), Pre-Tax Savings Plan (Bowling Green-Sealing), Pre-Tax Savings Plan (Clarksdale), Pre-Tax Savings Plan at the El Dorado Plant, Pre-Tax Savings Plan at the Findlay Plant and Texarkana Pre-Tax Savings Plan (“Plans”) being registered hereon.

(2)	Pursuant to Rule 416(c) of the Securities Act of 1933 (“Securities Act”), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plans.

(3)	Estimated solely for calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 of the General Rule and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on The New York Stock Exchange on March 1, 2004, within five business days prior to filing.

(4)	One Right to Purchase Series A Preferred Stock of Cooper Tire & Rubber Company (“Right”) will also be issued with respect to each share of Common Stock. The terms of the Rights are described in the Form 8-A filed by the Registrant with the Securities Exchange Commission (“SEC”) on June 3, 1988 and the Form 8-A/A filed by the Registrant with the SEC on May 15, 1998.

PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
Item 8. Exhibits
Item 9. Undertakings
SIGNATURES
EXHIBIT INDEX
EX-5.1 OPINION OF JAMES E. KLINE. ESQ.
EX-23 CONSENT OF INDEPENDENT AUDITORS
EX-24 POWER OF ATTORNEY

Introductory Statement

     The 2,040,000 shares of Common Stock of Cooper Rubber & Tire Company (“Registrant”) registered on this Registration Statement on Form S-8 is provisionally allocated among the Plans as follows:

Plan	Allocation

Pre-Tax Saving Plan at the Auburn Plant	100,000
Pre-Tax Savings Plan (Bowling Green — Hose)	50,000
Pre-Tax Savings Plan (Bowling Green — Sealing)	80,000
Pre-Tax Savings Plan (Clarksdale)	80,000
Pre-Tax Savings Plan at the El Dorado Plant	50,000
Pre-Tax Savings Plan at the Findlay Plant	810,000
Texarkana Pre-Tax Savings Plan	870,000

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     Pursuant to General Instruction E to Form S-8, the contents of the following Registration Statements on Form S-8 as filed by the Registrant with the SEC on the dates set forth below relating to the Plans as set forth below are incorporated herein by reference:

Plan	Filed	File No.

Pre-Tax Saving Plan at the Auburn Plant	8/9/99	333-84793
Pre-Tax Savings Plan (Bowling Green — Hose)	8/9/99	333-84803
Pre-Tax Savings Plan (Bowling Green — Sealing)	8/9/99	333-84805
Pre-Tax Savings Plan (Clarksdale)	7/20/99	333-83311
Pre-Tax Savings Plan at the El Dorado Plant	8/9/99	333-84807
Pre-Tax Savings Plan at the Findlay Plant	8/9/99	333-84811
Texarkana Pre-Tax Savings Plan	8/9/99	333-84813

Item 8. Exhibits.

Exhibit Number	Description

4.1	Certificate of Incorporation of the Registrant, as restated and filed with the Secretary of State of Delaware on May 17, 1993 (incorporated by reference to Exhibit 3(i) to the Registrant’s Form 10-Q for the quarter ended December 30, 1993)

4.2	Certificate of Correction of Restated Certificate of Incorporation as filed with the Secretary of State of Delaware on November 24, 1998 (incorporated by reference from Exhibit 3(i) to the Registrant’s Form 10-K for the year ended December 31, 1998)

4.3	Bylaws, as amended May 5, 1987, of the Registrant (incorporated by reference to Exhibit 3(i) to the Registrant’s Form 10-K for the year ended December 31, 1998)

4.4	Amended and Restated Rights Agreement, dated May 11, 1998, between the Company and The Fifth Third Bank as Rights Agent (incorporated herein by reference to Exhibit 4 to the Registrant’s Form 8-K dated May 15, 1998)

4.5	Pre-Tax Savings Plan at Auburn (incorporated by reference to Exhibit 99(e) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.6	Pre-Tax Savings Plan at (Bowling Green — Hose) (incorporated by reference to Exhibit 99(g) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.7	Pre-Tax Savings Plan at (Bowling Green — Sealing) (incorporated by reference to Exhibit 99(f) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.8	Pre-Tax Savings Plan at (Clarksdale) (incorporated by reference to Exhibit 99(h) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.9	Pre-Tax Savings Plan at the El Dorado Plant (incorporated by reference to Exhibit 99(i) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.10	Pre-Tax Savings Plan at the Findlay Plant (incorporated by reference to Exhibit 99(c) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.11	Texarkana Pre-Tax Savings Plan (incorporated by reference to Exhibit 99(d) to the Registrant’s Form 10-K for the year ended December 31, 2002)

Exhibit Number	Description

5	Opinion of James E. Kline, Esq., as to legality of shares registered hereunder

UNDERTAKING: The Registrant will submit or has submitted the Plans and any amendments thereto to the Internal Revenue Service (“IRS”) in a timely manner and has made or will make all changes required by the IRS to qualify the Plans

23	Consent of Independent Auditors — Ernst & Young LLP

24	Power of Attorney

Item 9. Undertakings.

     (a)  The Registrant hereby undertakes:

     (1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

     (2)  That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

     (3)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b)  The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

     (c)  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

[Signatures on following page]

SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay, State of Ohio on March 5, 2004.

COOPER RUBBER & TIRE COMPANY

By:	/s/ Philip G. Weaver

Philip G. Weaver
Vice President, Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities on March 5, 2004.

Signature	Title

*	Chairman of the Board, President, Chief Executive Officer and Director (principal executive officer)
Thomas A. Dattilo

*	Vice President and Chief Financial Officer (principal financial officer)
Philip G. Weaver

*	Corporate Controller (principal accounting officer)
Eileen B. White

*	Director
Arthur H. Aronson

*	Director
Laurie B. Breininger

*	Director
Dennis J. Gormley

Signature	Title

*	Director
John J. Holland

*	Director
John F. Meier

*	Director
Byron O. Pond

*	Director
John H. Shuey

*	Director
Richard L. Wambold

     * Philip G. Weaver, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated officers and directors (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission.

March 5, 2004	By:	/s/ Philip G. Weaver

Philip G. Weaver, Attorney-in-Fact

     The Pre-Tax Savings Plan at the Auburn Plant. Pursuant to the requirements of the Securities Act, the plan administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay, State of Ohio, on March 5, 2004.

PRE-TAX SAVINGS PLAN AT THE AUBURN PLANT

By:	/s/ Philip G. Weaver

Philip G. Weaver

By:	/s/ Stephen O. Schroeder

Stephen O. Schroeder

By:	/s/ Charles F. Nagy

Charles F. Nagy

As members of the Pre-Tax Savings Plan Committee

     The Pre-Tax Savings Plan (Bowling Green-Hose). Pursuant to the requirements of the Securities Act, the plan administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay, State of Ohio, on March 5, 2004.

PRE-TAX SAVINGS PLAN (BOWLING GREEN-HOSE)

By:	/s/ Philip G. Weaver

Philip G. Weaver

By:	/s/ Stephen O. Schroeder

Stephen O. Schroeder

By:	/s/ Charles F. Nagy

Charles F. Nagy

As members of the Pre-Tax Savings Plan Committee

     The Pre-Tax Savings Plan (Bowling Green-Sealing). Pursuant to the requirements of the Securities Act, the plan administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay, State of Ohio, on March 5, 2004.

PRE-TAX SAVINGS PLAN (BOWLING GREEN-SEALING)

By:	/s/ Philip G. Weaver

Philip G. Weaver

By:	/s/ Stephen O. Schroeder

Stephen O. Schroeder

By:	/s/ Charles F. Nagy

Charles F. Nagy

As members of the Pre-Tax Savings Plan Committee

     The Pre-Tax Savings Plan (Clarksdale). Pursuant to the requirements of the Securities Act, the plan administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay, State of Ohio, on March 5, 2004.

PRE-TAX SAVINGS PLAN (CLARKSDALE)

By:	/s/ Philip G. Weaver

Philip G. Weaver

By:	/s/ Stephen O. Schroeder

Stephen O. Schroeder

By:	/s/ Charles F. Nagy

Charles F. Nagy

As members of the Pre-Tax Savings Plan Committee

     The Pre-Tax Savings Plan at the El Dorado Plant. Pursuant to the requirements of the Securities Act, the plan administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay, State of Ohio, on March 5, 2004.

PRE-TAX SAVINGS PLAN at the El Dorado Plant

By:	/s/ Philip G. Weaver

Philip G. Weaver

By:	/s/ Stephen O. Schroeder

Stephen O. Schroeder

By:	/s/ Charles F. Nagy

Charles F. Nagy

As members of the Pre-Tax Savings Plan Committee

     The Pre-Tax Savings Plan at the Findlay Plant. Pursuant to the requirements of the Securities Act, the plan administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay, State of Ohio, on March 5, 2004.

PRE-TAX SAVINGS PLAN at the FINDLAY PLANT

By:	/s/ Philip G. Weaver

Philip G. Weaver

By:	/s/ Stephen O. Schroeder

Stephen O. Schroeder

By:	/s/ Charles F. Nagy

Charles F. Nagy

As members of the Pre-Tax Savings Plan Committee

     The Texarkana Pre-Tax Savings Plan. Pursuant to the requirements of the Securities Act, the plan administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay, State of Ohio, on March 5, 2004.

TEXARKANA PRE-TAX SAVINGS PLAN

By:	/s/ Philip G. Weaver

Philip G. Weaver

By:	/s/ Stephen O. Schroeder

Stephen O. Schroeder

By:	/s/ Charles F. Nagy

Charles F. Nagy

As members of the Pre-Tax Savings Plan Committee

EXHIBIT INDEX

Exhibit Number	Description

4.1	Certificate of Incorporation of the Registrant, as restated and filed with the Secretary of State of Delaware on May 17, 1993 (incorporated by reference to Exhibit 3(i) to the Registrant’s Form 10-Q for the quarter ended December 30, 1993)

4.2	Certificate of Correction of Restated Certificate of Incorporation as filed with the Secretary of State of Delaware on November 24, 1998 (incorporated by reference from Exhibit 3(i) to the Registrant’s Form 10-K for the year ended December 31, 1998)

4.3	Bylaws, as amended May 5, 1987, of the Registrant (incorporated by reference to Exhibit 3(i) to the Registrant’s Form 10-K for the year ended December 31, 1998)

4.4	Amended and Restated Rights Agreement, dated May 11, 1998, between the Company and The Fifth Third Bank as Rights Agent (incorporated herein by reference to Exhibit 4 to the Registrant’s Form 8-K dated May 15, 1998)

4.5	Pre-Tax Savings Plan at Auburn (incorporated by reference to Exhibit 99(e) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.6	Pre-Tax Savings Plan at (Bowling Green — Hose) (incorporated by reference to Exhibit 99(g) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.7	Pre-Tax Savings Plan at (Bowling Green — Sealing) (incorporated by reference to Exhibit 99(f) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.8	Pre-Tax Savings Plan at (Clarksdale) (incorporated by reference to Exhibit 99(h) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.9	Pre-Tax Savings Plan at the El Dorado Plant (incorporated by reference to Exhibit 99(i) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.10	Pre-Tax Savings Plan at the Findlay Plant (incorporated by reference to Exhibit 99(c) to the Registrant’s Form 10-K for the year ended December 31, 2002)

4.11	Texarkana Pre-Tax Savings Plan (incorporated by reference to Exhibit 99(d) to the Registrant’s Form 10-K for the year ended December 31, 2002)

Exhibit Number	Description

5	Opinion of James E. Kline, Esq., as to legality of shares registered hereunder

UNDERTAKING: The Registrant will submit or submitted the Plans and any amendments thereto to the Internal Revenue Service (“IRS”) in a timely manner and has made or will make all changes required by the IRS to qualify the Plans

23	Consent of Independent Auditors — Ernst & Young LLP

24	Power of Attorney